AMENDMENT NO. 2 TO ANNUAL REPORT
                              FOR 1993 ON FORM 10-K



      The undersigned registrant hereby amends Item 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K of its Annual Report for 1993 on Form 10-K by the addition of a new additional exhibit 28C and the renumbering of the present additional exhibits 28C, 28D and 28E as 28D, 28E and 28F, respectively. As so amended
Item 14 reads as follows:


ITEM 14.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS
            ON FORM 8-K.

      (a)   1.    Financial Statements and Schedules:  See Index to
            Financial Statements and Schedules on page F-1 of this report.

            2.    Exhibits:

            3.    Articles of incorporation and by-laws:

                  3A.   Amended and Restated Certificate of
                  Incorporation. Incorporated by reference to Exhibit 19 of Lone Star's Quarterly
                  Report on Form 10-Q for the quarter ended
                  June 30, 1988.

                  3B.   Amended By-Laws.  Incorporated by reference
                  to Exhibit 2 of Lone Star's Report on Form 8-K,
                  August 20, 1992.


            10.   Material contracts:

                  10A. Form of Indemnification Agreements entered into in 1988 with directors and certain executive officers of Lone Star. Incorporated by reference to Exhibit 10B of Lone Star's Annual Report on Form 10-K for the fiscal year ended December 31, 1992.

                  10B. Employment Agreement dated as of August 20, 1992, with Mr. William M. Troutman. Incorporated by reference to Exhibit 3 of Lone Star's Report on Form 8-K, August 20, 1992.

                  10C.  Employment Agreement dated as of May 18,
                  1992, with Mr. John J. Martin. Incorporated by reference to Exhibit 4 of Lone Star's Report on
                  Form 8-K, August 20, 1992.

                  10D. Employment Agreement dated December 12, 1990, with Mr. David W. Wallace. Incorporated by reference to Exhibit 10P of Lone Star's Annual Report on Form 10-K for the fiscal year ended December 31, 1990.

                  10E. Order of the United States Bankruptcy Court for the Southern District of New York dated September 24, 1992 approving terms of a Separation Pay and Retention Award Plan and authorizing payments thereunder and the Plan. Incorporated by reference to Exhibit 10F of Lone Star's Annual Report on Form 10-K for the fiscal year ended December 31, 1992.

                  10F.  Settlement Agreement and Order of the
                  United States Bankruptcy Court for the Southern District of New York dated October 13, 1992. Incorporated by reference to Exhibit 1 of Lone Star's Report on Form 8-K, October 13, 1992.


            11.   Statement re computation of per share earnings.

            22.   Subsidiaries of the registrant.

            28.   Additional exhibits:

                  28A. Voluntary Petition for Relief under Chapter 11, Title 11 of the United States Code dated December 10, 1990. Incorporated by reference to
                  Exhibit 28A of Lone Star's Annual Report on Form 10-K for the fiscal year ended December 31, 1990.

                  28B.  Separate Financial Statements for Kosmos
                  Cement Company, a significant subsidiary of Lone Star, as of and for the year ended December 31, 1993.

                  28C. Separate Financial Statements for Hawaiian Cement, a significant subsidiary of Lone Star, as of June 30, 1994 and 1993 and for the years ended June 30, 1994, 1993 and 1992.

                  28D.  Modified Amended Disclosure Statement
                  Regarding Debtors' Modified Amended Consolidated Plan of Reorganization and exhibits thereto. Incorporated by reference to Lone Star's Form T-3 filed 14 January, 1994, File Number 1.022-22175; except for Exhibit J to said Modified Amendment Disclosure Statement which is incorporated by reference to Lone Star's Annual Report on Form 10-K for the fiscal year ended December 31, 1992, and Exhibit K to said Modified Amended Disclosure Statement which is incorporated by reference to Lone Star's Quarterly Report on Form 10-Q for the quarter ended June 30, 1993 filed 12 August 1993, File Number 1.001-06124.

                  28E. Modification of Debtors' Plan Reorgani-zation. Incorporated by reference to Exhibit 2 of Lone Star's Report on Form 8-K, March 1, 1994; filed 8 March 1994, File Number 1.001-06124.

                  28F.  Order Confirming Debtors Modified Amended
                  Consolidated Plan of Reorganization Under Chapter 11 of The Bankruptcy Code dated February 17,
                  1994.


      (b)  Reports on Form 8-K.

      During the last quarter of the fiscal year ending December 31, 1993 registrant filed the following Current Reports on Form 8-K:

      1)  Form 8-K, November 1, 1993 - Item 5 - Other Events.

      2)  Form 8-K, November 3, 1993 - Item 5 - Other Events.

      3)  Form 8-K, December 8, 1993 - Item 5 - Other Events.

      4)  Form 8-K, December 27, 1993 - Item 5 - Other Events.